UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2017

OPHTHOTECH CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36080	20-8185347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, 19th Floor
New York, New York 10119
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 845-8200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 26, 2017, Ophthotech Corporation announced its financial results for the quarter ended June 30, 2017.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD.

On July 26, 2017, Ophthotech Corporation issued a press release announcing updates to its business plan as part of its ongoing strategic review. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 26, 2017, Ophthotech Corporation posted an investor presentation to its website at http://investors.ophthotech.com/events.cfm. A copy of the investor presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Form 8-K (including Exhibits 99.1, 99.2 and 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits:

The following Exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1 Press Release dated July 26, 2017.

The following Exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.2 Press Release dated July 26, 2017; and
99.3 Ophthotech Corporation Investor Presentation dated July 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPHTHOTECH CORPORATION

Date: July 26, 2017	By:	/s/ Barbara A. Wood
Barbara A. Wood Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 26, 2017
99.2	Press Release dated July 26, 2017
99.3	Ophthotech Corporation Investor Presentation dated July 2017

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